Exhibit 99.1

Barnwell Industries Receives Cash Distribution from Its Interests in the Big Island of Hawaii Kaupulehu and Kukio Resort Partnerships, Highlighting the Company’s Embedded Value Beyond Its Core Energy Operations

HOUSTON, TX / ACCESS Newswire / March 23, 2026 / Barnwell Industries, Inc. (NYSE American:BRN) (“Barnwell” or the “Company”) today announced that it has received a cash distribution of approximately $290,000 from its investments in the Kukio Resort land development partnerships in Hawaii, specifically those in KD Kona and KKM Makai.

Barnwell holds minority partnership interests in the Kukio Resort development, a high-end residential community located on the Kona coast of Hawaii. These investments provide the Company with participation in the value created through the development and sale of luxury residential real estate within the Kukio project.

“This distribution underscores the continued value embedded in the investments in our Kukio real estate segment,” said Philip Patman, Jr. Chief Financial Officer of Barnwell Industries. “While these cash flows can be episodic in nature, they represent an additional source of value alongside our core energy operations.”

The Company continues to monitor and evaluate opportunities to maximize the value of its diverse asset base, including its real estate interests and Canadian energy assets.

As outlined in the Company’s Form 8-K filed with the Securities and Exchange Commission on March 13, 2026, Barnwell has commenced a process to solicit and evaluate indications of interest from potential counterparties, with the intention being to confirm and potentially realize fair value for those assets in light of current market conditions.

The Company remains committed to disciplined capital allocation and maximizing shareholder value, and will provide updates as appropriate.

About Barnwell Industries, Inc.

Barnwell Industries, Inc. (NYSE American:BRN) is a diversified company with operations and interests in energy and related assets. The Company is focused on disciplined capital allocation, operational excellence, and high-return growth opportunities.

Forward-Looking Statements

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements.
Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPANY:

Philip F. Patman, Jr.
Chief Financial Officer and Treasurer
Barnwell Industries, Inc.
24 Greenway Plaza, Suite 1800Q
Houston, Texas 77046
Telephone: +1 (713) 730 7026
Website: www.brninc.com

SOURCE: Barnwell Industries